United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2014

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On June 3, 2014, FIS completed its issuance and sale of $300 million in aggregate principal amount of FIS’ 1.450% Senior Notes due 2017 (the “2017 Notes”) and $700 million in aggregate principal amount of FIS’ 3.875% Senior Notes due 2024 (the “2024 Notes” and, together with the 2017 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of April 15, 2013, among FIS, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and the Guarantors (defined below), as supplemented by the Third Supplemental Indenture with respect to the 2017 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of June 3, 2014, among FIS, the Trustee and the Guarantors, and as supplemented by the Fourth Supplemental Indenture with respect to the 2024 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of June 3, 2014, among FIS, the Trustee and the Guarantors. The Notes are guaranteed by certain subsidiaries of FIS identified therein (the “Guarantors”).

The Notes were offered and sold pursuant to the Registration Statement on Form S-3ASR (File No. 333-187047) of FIS filed with the Securities and Exchange Commission on March 5, 2013, as supplemented by a preliminary prospectus supplement dated May 27, 2014 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, on May 27, 2014), a free writing prospectus dated May 27, 2014 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933, on May 27, 2014) and a final prospectus supplement dated May 27, 2014 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on May 29, 2014).

Item 8.01.	Other Events.

A copy of the press release, dated June 3, 2014, announcing the completion of the Notes offering is attached hereto as Exhibit 99.1.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto and copies of the opinion letters of (i) Baxter, Jewell & Dobson, P.A., concerning legal matters related to Arkansas law, (ii) Montgomery McCracken Walker & Rhoads LLP, concerning legal matters related to Pennsylvania law (iii) Moss & Barnett, A Professional Association, concerning legal matters related to Minnesota law, (iv) Nelson Mullins Riley & Scarborough LLP, concerning legal matters related to California, Tennessee, Florida and Georgia law, (v) Phillips Murrah P.C., concerning legal matters related to Oklahoma law and (vi) Quarles & Brady LLP, concerning legal matters related to Nevada and Wisconsin law, are attached hereto as Exhibits 5.2 through 5.7, respectively.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Third Supplemental Indenture, dated as of June 3, 2014

4.2	Fourth Supplemental Indenture, dated as of June 3, 2104

4.3	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated June 3, 2104

5.2	Legal Opinion of Baxter, Jewell & Dobson, P.A., dated June 3, 2014

5.3	Legal Opinion of Montgomery McCracken Walker & Rhoads LLP, dated June 3, 2014

5.4	Legal Opinion of Moss & Barnett, A Professional Association, dated June 3, 2014

5.5	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated June 3, 2014

5.6	Legal Opinion of Phillips Murrah, P.C., dated June 3, 2014

5.7	Legal Opinion of Quarles & Brady LLP, dated June 3, 2014

23.1	Consent of Willkie Farr & Gallagher LLP, dated June 3, 2014 (included in Exhibit 5.1 above)

23.2	Consent of Baxter, Jewell & Dobson, P.A., dated June 3, 2014 (included in Exhibit 5.2 above)

23.3	Consent of Montgomery McCracken Walker & Rhoads LLP, dated June 3, 2014 (included in Exhibit 5.3 above)

23.4	Consent of Moss & Barnett, A Professional Association, dated June 3, 2014 (included in Exhibit 5.4 above)

23.5	Consent of Nelson Mullins Riley & Scarborough LLP, dated June 3, 2014 (included in Exhibit 5.5 above)

23.6	Consent of Phillips Murrah, P.C., dated June 3, 2014 (included in Exhibit 5.6 above)

23.7	Consent of Quarles & Brady LLP, dated June 3, 2014 (included in Exhibit 5.7 above)

99.1	Press Release, dated June 3, 2014 – Senior Note Offering Closing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: June 3, 2014

	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit

4.1	Third Supplemental Indenture, dated as of June 3, 2014

4.2	Fourth Supplemental Indenture, dated as of June 3, 2104

4.3	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated June 3, 2104

5.2	Legal Opinion of Baxter, Jewell & Dobson, dated June 3, 2014

5.3	Legal Opinion of Montgomery McCracken Walker & Rhoads LLP, dated June 3, 2014

5.4	Legal Opinion of Moss & Barnett, A Professional Association, dated June 3, 2014

5.5	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated June 3, 2014

5.6	Legal Opinion of Phillips Murrah, P.C., dated June 3, 2014

5.7	Legal Opinion of Quarles & Brady LLP, dated June 3, 2014

23.1	Consent of Willkie Farr & Gallagher LLP, dated June 3, 2014 (included in Exhibit 5.1 above)

23.2	Consent of Baxter, Dobson & Jewell, P.A., dated June 3, 2014 (included in Exhibit 5.2 above)

23.3	Consent of Montgomery McCracken Walker & Rhoads LLP, dated June 3, 2014 (included in Exhibit 5.3 above)

23.4	Consent of Moss & Barnett, A Professional Association, dated June 3, 2014 (included in Exhibit 5.4 above)

23.5	Consent of Nelson Mullins Riley & Scarborough LLP, dated June 3, 2014 (included in Exhibit 5.5 above)

23.6	Consent of Phillips Murrah, P.C., dated June 3, 2014 (included in Exhibit 5.6 above)

23.7	Consent of Quarles & Brady LLP, dated June 3, 2014 (included in Exhibit 5.7 above)

99.1	Press Release, dated June 3, 2014 – Senior Note Offering Closing